                                                                 EXHIBIT 10.67

                           GENERAL SECURITY AGREEMENT

1.     Primes de Luxe Inc.                  ,of   909 Boul. Pierre Bertrand,
                                                  Suite 100, Vanier, Quebec
                                                  G1M 3R9
       ---------------------------------------    -----------------------------
       (NAME OF CUSTOMER)                              (ADDRESS OF CUSTOMER)
       ------------------------------------------------------------------------

(the "CUSTOMER") for valuable consideration grants, assigns, transfers, sets over, mortgages and charges to THE BANK OF NOVA SCOTIA, at its branch located at

44 King Street West, Toronto, Ontario, M5H 1H1
--------------------------------------------------------------------------------

                               (ADDRESS OF BRANCH)

(the "Bank") as and by way of a fixed and specific mortgage and charge, and grants to the Bank, a security interest in the present and after acquired undertaking and property (other than consumer goods) of the Customer including all the right, title, interest and benefit which the Customer now has or may hereafter have in all property of the kinds hereinafter described (the "collateral"):

(a) all goods comprising the inventory of the Customer including but not limited to goods held for sale or lease or that have been leased or consigned to or by the Customer or furnished or to be furnished under a contract of service or that are raw materials, work in process or materials used or consumed in a business or profession or finished goods and timber cut or to be cut, oil, gas, hydrocarbons, and minerals extracted or to be extracted, all livestock and the young and unborn young thereof and all crops;

(b) all goods which are not inventory or consumer goods, including but not limited to furniture, fixtures, equipment, machinery, plant, tools, vehicles and other tangible personal property, whether described in Schedule `A' hereto or not;

(c) all accounts, including deposit accounts in banks, credit unions, trust companies and similar institutions, debts, demands and choses in action which are now due, owing or accruing due or which may hereafter become due, owing or accruing due to the Customer, and all claims of any kind which the Customer now has or may hereafter have including but not limited to claims against the Crown and claims under insurance polices;

(d)    all chattel paper;

(e) all warehouse receipts, bills of lading and other documents of title, whether negotiable or not;

(f) all instruments, shares, stock, warrants, bonds, debentures, debenture stock or other securities, money, letters of credit, advices of credit and cheques;

(g) all intangibles including but not limited to contracts, agreements, options, permits, licenses, consents, approvals, authorizations, orders, judgments, certificates, rulings, insurance policies, agricultural and other quotas, subsidies, franchises, immunities, privileges, and benefits and all goodwill, patents, trade marks, trade names, trade secrets, inventions, processes, copyrights and other industrial or intellectual property;

(h)    with respect to the personal property described in subparagraphs (a) to
       (g) inclusive, all books, accounts, invoices, letters, papers, documents, disks, and other records in any form, electronic or otherwise, evidencing or relating thereto; and all contracts, securities, instruments and other rights and benefits in respect thereof;

(i)    with respect to the personal property described in subparagraphs (a) to
       (h) inclusive, all parts, components, renewals, substitutions and replacements thereof and all attachments, accessories and increases, additions and accessions thereto; and

(j)    with respect to the personal property described in subparagraphs (a) to
       (i) inclusive, all proceeds therefrom (other than consumer goods), including personal property in any form or fixtures derived directly or indirectly from any dealing with such property or proceeds therefrom, and any insurance or other payment as indemnity or compensation for loss of or damage to such property or any right to such payment, and any payment made in total or partial discharge or redemption of an intangible, chattel paper, instrument or security; and

In this Agreement, the words "goods", "consumer goods", "account", "account debtor", "inventory", "crops", "equipment", "fixtures", "chattel paper", "document of title", "instrument", "money", "security", or "securities", "intangible", "receiver", "proceeds" and "accessions" shall have the same meanings as their defined meanings where such words are defined in the Personal Property Security Act of the province or territory in which the Branch of the Bank mentioned in paragraph 1 is located, such Act, including any amendments thereto, being referred to in this Agreement as "the PPSA". In this Agreement, "Collateral" shall refer to "Collateral or any item thereof".

2. The fixed and specific mortgages and charges and the security interest granted under this Agreement secure payment and performance of all obligations of the Customer to the Bank, including but not limited to all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Customer to the Bank in any currency or remaining unpaid by the Customer to the Bank in any currency, whether arising from dealings between the Bank and the Customer or from other dealings or proceedings by which the Bank may be or become in any manner whatever a creditor of the Customer and wherever incurred, and whether incurred by the Customer alone or with another or others and whether as principal or surety, including all interest, commissions, legal and other costs, charges and expenses (the "Obligations").

3.     The Customer hereby represents and warrants to the Bank that:

(a) all of the Collateral is, or when the Customer acquires any right, title or interest therein, will be the sole property of the Customer free and clear of all security interest, mortgages, charges, hypothecs, liens or other encumbrances except as disclosed by the Customer to the Bank in writing;

(b) the Collateral insofar as it consists of goods (other than inventory enroute from suppliers or enroute to customers or on lease or consignment) will be kept at the locations specified in Schedule "B" hereto or at such other locations as the Customer shall specify in writing to the Bank and subject to the provisions of paragraph 4(j) none of the Collateral shall be moved therefrom without the written consent of the Bank;

(c) the Customer's chief executive address is located at the address specified in paragraph 1;

(d)    none of the Collateral consists of consumer goods; and

(e) this Agreement has been properly authorized and constitutes a legally valid and binding obligation of the Customer in accordance with its terms.

4.     The Customer hereby agrees that:

(a) the Customer shall diligently maintain, use and operate the Collateral and shall carry on and conduct its business in a proper and efficient manner so as to preserve and protect the Collateral and the earnings, incomes, rents, issues and profits thereof;

(b) the Customer shall cause the Collateral to be insured and kept insured to the full insurable value thereof with reputable insurers against loss or damage by fire and such other risks as the Bank may reasonably require and shall maintain such insurance with loss if any payable to the Bank and shall lodge such policies with the Bank;

(c) the Customer shall pay all rents, taxes, levies, assessments and government fees or dues lawfully levied, assessed or imposed in respect of the Collateral or any part thereof as and when the same shall become due and payable, and shall exhibit to the Bank, when required, the receipts and vouchers establishing such payment;

(d) the Customer shall duly observe and conform to all valid requirements of any governmental authority relative to any of the Collateral and all covenants, terms and conditions upon or under which the Collateral is held;

(e) the Customer shall keep proper books of account in accordance with sound accounting practice, shall furnish to the Bank such financial Information and statements and such information and statements relating to the Collateral as the Bank may from time to time require, and the Customer shall permit the Bank or its authorized agents at any time at the expense of the Customer to examine all books of account and other financial records and reports relating to the Collateral and to make copies thereof and take extracts therefrom;

(f) the Customer shall furnish to the Bank such information with respect to the Collateral and the insurance, thereon as the Bank may from time to time require and shall give written notice to the Bank of all litigation before any court, administrative board or other tribunal affecting the Customer or the Collateral;

(g) the Customer shall defend the title to the Collateral against all persons and shall keep the Collateral free and clear of all security interests, mortgages, charges, liens and other encumbrances except for those disclosed to the Bank in writing prior to the execution of this Agreement or hereafter approved in writing by the Bank prior to their creation or assumption;

(h) the Customer shall, upon request by the Bank, execute and deliver all such financing statements, certificates, further assignments and documents and do all such further acts and things as may be considered by the Bank to be necessary or desirable to give effect to the intent of this Agreement and the Customer hereby irrevocably constitutes and appoints the Manager or Acting Manager for the time being of the Branch of the Bank mentioned in paragraph 1, the true and lawful attorney of the Customer, with full power of substitution, to do any of the foregoing in the name of the Customer whenever and wherever the Bank may consider it to be necessary or desirable;

(i) the Customer shall promptly notify the Bank in writing of any event which occurs that would have a material adverse effect upon the Collateral or upon the financial condition of the Customer and immediately upon the Customer's acquisition of rights in any vehicle, mobile home, trailer, boat, aircraft or aircraft engine, shall promptly provide the Bank with full particulars of such collateral; and

(j) the Customer will not change its name or the location of its chief executive office or place of business or sell, exchange, transfer, assign or lease or otherwise dispose of change the use of the Collateral or any interest therein or modify, amend or terminate any chattel paper, document of title, instrument, security or intangible, without the prior written consent of the Bank, except that the Customer may, until an event of default set out in paragraph 9 occurs, sell or lease inventory in the ordinary course of the Customer's business.

5. Until an event of default occurs, the Customer may use the Collateral in any lawful manner not inconsistent with this Agreement, but the Bank shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Bank may consider appropriate and the Customer agrees to furnish all assistance and information and to perform all such acts as the Bank may reasonably request in connection therewith, and for such purpose shall permit the Bank or its agents access to all places where Collateral may be located and to all premises occupied by the Customer to examine and inspect the Collateral and related records and documents.

6. Before or after an event of default occurs, the Bank may give notice to any or all account debtors of the Customer and to any or all persons liable to the Customer under an instrument to make all further payments to the Bank and any payments or other proceeds of Collateral received by the Customer from account debtors or from any persons liable to the Customer under an instrument, whether before or after such notice is given by the Bank, shall be held by the Customer in trust for the Bank and paid over to the Bank upon request. The Bank may take control of all proceeds of Collateral and may apply any money taken as Collateral to the satisfaction of the Obligations secured hereby. The Bank may hold as additional security any increase or profits, except money, received from any Collateral in the Bank's possession, and may apply any money received from such Collateral to reduce the Obligations secured hereby and may hold any balance as additional security for such part of the Obligations as may not yet be due, whether absolute or contingent. The Bank will not be obligated to keep any Collateral separate or identifiable. In the case of any instrument, security or chattel paper comprising part of the Collateral, the Bank will not be obligated take any necessary or other steps to preserve rights against other persons.

7. The Bank may have any Collateral comprising instruments, shares, stocks, warrants, bonds, debentures, debenture stock or other securities, registered in its name or in the name of its nominee and shall be entitled but not bound or required to vote in respect of such Collateral at any meeting at which the holder thereof is entitled to vote and, generally, to exercise any of the rights which the holder of such Collateral may at any time have; but the Bank shall not be responsible for any loss occasioned by the exercise of any of such rights or by failure to exercise the same within the time limited for the exercise thereof.

8. Upon the Customer's failure to perform any of its duties hereunder, the Bank may, but shall not be obliged to, to perform any or all of such duties, without waiving any rights to enforce this Agreement, and the Customer shall pay to the Bank, forthwith upon written demand therefor, an amount equal to the costs, fees and expenses, incurred by the Bank in so doing plus interest thereon from the date such costs, fees and expenses are incurred until paid at the rate of 3% per annum over the Prime Lending Rate of the Bank in effect time to time. The "Prime Lending Rate of the Bank" means the variable per annum, reference rate of interest as announced and adjusted by the Bank from time to time for loans made by the Bank of Canada in Canadian dollars.

9. The happening of any one or more of the following events shall constitute an event of default under this Agreement:

(a)    if the Customer does not pay when due any of the Obligations;

(b) if the Customer does not perform any provisions of this Agreement or of any other agreement to which the Customer and the Bank are parties;

(c) if the Customer ceases or threatens to cease to carry on its business, commits an act of bankruptcy, becomes insolvent, makes an assignment or proposal under the Bankruptcy Act, takes advantage of provisions for relief under the Companies Creditors Arrangement Act or any other legislation for the benefit of insolvent debtors, transfers all or substantially all of its assets, or proposes a compromise or arrangement to its creditors;

(d) if the Customer enters into any reconstruction, reorganization, amalgamation, merger or other similar arrangement;

(e) if any proceeding is taken with respect to a compromise or arrangement, or to have the Customer declared bankrupt or wound up, or if any proceeding is taken, whether in court or under the terms of any agreement or appointment in writing, to have a receiver appointed of any Collateral or if any encumbrance becomes enforceable against any Collateral;

(f) if any execution, sequestration or extent or any other process of any court becomes enforceable against the Customer or if any distress or analogous process is levied upon any Collateral;

(g) if the Bank in good faith believes and has commercially reasonable grounds for believing that the prospect of payment or performance of any Obligation is or is about to be impaired or that any Collateral is or is about to be in danger of being lost, damaged, confiscated or placed in jeopardy.

10. If an event of default occurs, the Bank may withhold any future advances and may declare that the Obligations shall immediately become due and payable in full, and the Bank may proceed to enforce payment of the Obligations and the Customer and the Bank shall have, in addition to any other rights and remedies provided by law, the rights and remedies of a debtor and a secured party respectively under the PPSA and other applicable legislation and those provided by this Agreement. The Bank may take possession of the Collateral, enter upon any premises of the Customer, otherwise enforce this Agreement and enforce any rights of the Customer in respect of the Collateral by any manner permitted by law and may use the Collateral in the manner and to the extent that the Bank may consider appropriate and may hold, insure, repair, process, maintain, protect, preserve, prepare for disposition and dispose of the same and may require the Customer to assemble the Collateral and deliver or make the Collateral available to the Bank at a reasonably convenient place designated by the Bank.

11. Where required to do so by the PPSA, the Bank shall give to the Customer the written notice required by the PPSA of any intended disposition of the Collateral by serving such notice personally on the Customer or by mailing such notice by registered mail to the last known post office address of the Customer or by any other method authorized permitted by the PPSA.

12. If an event of default occurs, the Bank may take proceedings in any court of competent jurisdiction for the appointment of a receiver (which term shall include a receiver and manager) of the Collateral or may by appointment in writing appoint any person to be a receiver of the Collateral and may remove any receiver so appointed by the Bank and appoint another in his stead; and any such receiver appointed by instrument in writing shall, to the extent permitted by applicable law or to such lesser extent permitted, have all of the rights, benefits and powers of the Bank hereunder or under the PPSA or otherwise and without limitation have power (a) to take possession of the Collateral, (b) to carry on all or any part or parts of the business of the Customer, (c) to borrow money required for the seizure, retaking, repossession, holding, insurance, repairing, processing, maintaining, protecting, preserving, preparing for disposition, disposition of the Collateral and for any other enforcement of this Agreement or for the carrying on of the business of the Customer on the security of the Collateral in priority to the security interest created under this Agreement, and (d) to sell, lease or otherwise dispose of the whole or any part of the Collateral at public auction, by public tender or by private sale, lease or other disposition either for cash or upon credit, at such time and upon such terms and conditions as the receiver may determine provided that if any such disposition involves deferred payment the Bank will not be accountable for and the Customer will not be entitled to be credited with the proceeds of any such disposition until the monies therefor are actually received; and further provided that any such receiver shall be deemed the agent of the Customer and the Bank shall not be in any way responsible for any misconduct or negligence of any such receiver.

13. Any proceeds of any disposition of any Collateral may be applied by the Bank to the payment of expenses incurred or paid in connection with seizing, repossessing, retaking, holding, repairing, processing, insuring, preserving, preparing for disposition and disposing of the Collateral (including reasonable solicitor's fees and legal expenses and any other reasonable expenses), and any balance of such proceeds may be applied by the Bank towards the payment of the Obligations in such order of application as the Bank may from time to time effect. All such expenses and all amounts borrowed on the security of the Collateral under paragraph 12 shall bear interest at the rate of 3% per annum over the Prime Lending Rate of the Bank in effect from time to time, shall be payable by the Customer upon demand and shall be Obligations under this Agreement. If the disposition of the Collateral fails to satisfy the Obligations secured by this Agreement and the expenses incurred by the Bank, the Customer shall be liable to pay any deficiency to the Bank on demand.

14.    The Customer and the Bank further agree that:

(a) the Bank may grant extensions of time and other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with the Customer, debtors of the Customer, sureties and others and with the Collateral or other security as the Bank may see fit without prejudice to the liability of the Customer and the Bank's rights under this Agreement;

(b) this Agreement shall not be considered as satisfied or discharged by any intermediate payment of all or any part of the Obligations but shall constitute and be a continuing security to the Bank for a current or running account and shall be in addition to and not in substitution for any other security now or hereafter held by the Bank;

(c) nothing in this Agreement shall obligate the Bank to make any loan or accommodation to the Customer or extend the time for payment or satisfaction of the Obligations;

(d) any failure by the Bank to exercise any right set out in this Agreement shall not constitute a waiver thereof; nothing in this Agreement or in the Obligations secured by this Agreement shall preclude any other remedy by action or otherwise for the enforcement of this Agreement or the payment in full of the Obligations secured by this Agreement;

(e) all rights of the Bank under this Agreement shall be assignable and in any action brought by an assignee to enforce such rights, the Customer shall not asset against the assignee any claim or defence which the Customer now has or many hereafter have against the Bank;

(f) all rights of the Bank under this Agreement shall enure to the benefit of its successors and assigns and all obligations of the Customer under this Agreement shall bind the Customer, his heirs, executors, administrators, successors and assigns;

(g) if more than one Customer executes this Agreement, their obligations under this Agreement shall be joint and several, and the Obligations shall include those of all or any one or more of them;

(h) if the Customer is a corporation, the Limitation of Civil Rights Act of the province of Saskatchewan shall have no application to this Agreement, or to any agreement or instrument renewing or extending or collateral to this Agreement or to the rights, powers or remedies of the Bank under this Agreement;

(i) this Agreement shall be governed in all respects by the laws of the jurisdiction in which the Branch of the Bank mentioned in paragraph 1 is located;

(j) the time for attachment of the security interest created hereby has not been postponed and is intended to attach when this Agreement is signed by the Customer and attaches at that time to Collateral in which the Customer then has any right, title or interest and attaches to Collateral in which the Customer subsequently acquires any right, title or interest at the time when the Customer first acquires such right, title or interest.

The Customer acknowledges receiving a copy of this Agreement.

The Customer expressly waives the right to receive a copy of any financing statement or financing change statement which may be registered by the Bank in connection with this Agreement or any verification statement issued with respect thereto where such waiver is not otherwise prohibited by law.

Signed this 14th day of December, 2001

                                              Customer:  PRIMES DE LUXE INC.
                                                         -----------------------
Witness:
                                              by:     /s/ Anthony R. Calandra
                                                      --------------------------
                                                      Authorized Signing Officer
                                              by:
                                                      --------------------------
                                                      Authorized Signing Officer

                                                                             IF GIVEN BY
  FULL NAME AND ADDRESS OF THE CUSTOMER (FOR INDIVIDUAL(S), INSERT          INDIVIDUAL(S)
FIRST GIVEN NAME, INITIAL OF SECOND GIVEN NAME, (FULL SECOND NAME IN     RECORDDATE OF BIRTH        SEX
         ALBERTA AND BRITISH COLUMBIA) IF ANY, THEN SURNAME)              DAY, MONTH, YEAR          M F

                                  SCHEDULE "A"
                           (Description of Collateral)

If space is insufficient attach additional page headed Page 2 of Schedule "A".

                                  SCHEDULE "B"

Customer will keep all Collateral at its locations in the following provinces:

1.       Ontario
2.       Quebec

If space is insufficient attach additional page headed Page 2 of Schedule "B".

DATE RECEIVED
-------------
RECORDED.....
APPROVED.....
E.O AUDITOR..
------------------------------------